UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 940-6000

(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                       Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07          Submission of Matters to a Vote of Security Holders

(a)

ExxonMobil held its Annual Meeting of Shareholders on May 29, 2019, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders. Percentages are based on the total votes cast. Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

(b)

The shareholders elected each of the Board's ten director nominees as set forth below:

Nominees	Votes For	% For	Votes Against	% Against	Votes Abstained	Broker Non-Votes
Susan K. Avery	2,711,878,957	98.1	53,840,712	1.9	17,023,610	885,749,784
Angela F. Braly	2,655,803,993	96.0	109,637,466	4.0	17,306,054	885,749,784
Ursula M. Burns	2,010,911,722	72.6	758,378,154	27.4	13,454,119	885,749,784
Kenneth C. Frazier	2,641,398,097	95.8	116,640,815	4.2	24,698,018	885,749,784
Steven A. Kandarian	2,708,112,428	98.0	56,333,337	2.0	18,302,374	885,749,784
Douglas R. Oberhelman	2,717,801,828	98.3	46,702,913	1.7	18,248,219	885,749,784
Samuel J. Palmisano	2,658,722,620	96.2	106,300,596	3.8	17,692,157	885,749,784
Steven S Reinemund	2,389,358,756	86.4	374,882,458	13.6	18,501,425	885,749,784
William C. Weldon	2,714,287,029	98.2	50,376,703	1.8	18,081,587	885,749,784
Darren W. Woods	2,581,334,743	93.5	179,190,101	6.5	22,227,558	885,749,784

The shareholders voted as set forth below on two management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,539,244,836	96.8%
Votes Cast Against:	115,612,054	3.2%
Abstentions:	13,638,465
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	2,521,182,295	91.6%
Votes Cast Against:	230,226,914	8.4%
Abstentions:	31,292,977
Broker Non-Votes:	885,749,784

The shareholders voted as set forth below on seven shareholder proposals:

Independent Chairman:

Votes Cast For:	1,124,470,926	40.7%
Votes Cast Against:	1,635,150,846	59.3%
Abstentions:	23,102,008
Broker Non-Votes:	885,749,784

Special Shareholder Meetings:

Votes Cast For:	1,168,396,459	42.4%
Votes Cast Against:	1,587,747,530	57.6%
Abstentions:	26,603,685
Broker Non-Votes:	885,749,784

Board Matrix:

Votes Cast For:	817,492,259	29.8%
Votes Cast Against:	1,923,667,360	70.2%
Abstentions:	41,562,550
Broker Non-Votes:	885,749,784

Climate Change Board Committee:

Votes Cast For:	201,132,789	7.4%
Votes Cast Against:	2,521,714,790	92.6%
Abstentions:	59,889,615
Broker Non-Votes:	885,749,784

Report on Risks of Gulf Coast Petrochemical

Investments:

Votes Cast For:	649,151,469	25.0%
Votes Cast Against:	1,948,387,616	75.0%
Abstentions:	185,198,823
Broker Non-Votes:	885,749,784

Report on Political Contributions:

Votes Cast For:	718,657,227	26.1%
Votes Cast Against:	2,034,132,010	73.9%
Abstentions:	29,935,531
Broker Non-Votes:	885,749,784

Report on Lobbying:

Votes Cast For:	1,027,361,781	37.3%
Votes Cast Against:	1,724,299,805	62.7%
Abstentions:	31,066,065
Broker Non-Votes:	885,749,784

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 4, 2019	By:	/s/ DAVID S. ROSENTHAL
---------------------------------------------
		Name:	David S. Rosenthal
		Title:	Vice President and Controller
(Principal Accounting Officer)